GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

March 31, 2022 (Unaudited)

Shares	Dividend Rate	Value

INVESTMENT COMPANIES(a) – 75.2%
256,555,474	Goldman Sachs Financial Square Government Fund – Institutional Shares 0.253%	$256,555,474

TOTAL INVESTMENTS – 75.2% (Cost $256,555,474)		$256,555,474

OTHER ASSETS IN EXCESS OF LIABILITIES – 24.8%		84,719,412

NET ASSETS – 100.0%		$341,274,886

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
USD	— United States Dollar
ZAR	— South African Rand

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
100 oz Gold	21	06/28/22	$4,130,018	$(52,868)
Brent Crude Oil	17	04/29/22	1,878,410	(93,580)
CAC 40 10 Euro Index	208	04/14/22	15,022,327	296,586
Cocoa	37	05/13/22	938,937	40,823
Coffee “C”	36	05/18/22	3,107,288	(59,663)
Corn	29	05/13/22	1,017,623	66,252
Cotton No. 2	34	05/06/22	2,081,936	224,794
EURO STOXX 50 Index	215	06/17/22	8,711,667	381,103
FTSE 100 Index	237	06/17/22	22,803,205	503,361
FTSE Taiwan Index Equity Index	30	04/28/22	1,851,371	1,429
FTSE/JSE Top 40 Index	190	06/15/22	8,303,584	652,713
German Stock Index	14	06/17/22	5,564,665	23,614
Hard Red Winter Wheat	17	05/13/22	908,903	(31,703)
HSCEI	2	04/28/22	280,886	(162)
Lean Hogs	58	06/14/22	2,673,539	132,501
LME Copper Base Metal	15	05/16/22	4,047,796	(157,359)
LME Copper Base Metal	15	04/14/22	3,682,734	206,954
LME Lead Base Metal	98	04/14/22	5,512,189	421,711
LME Lead Base Metal	105	05/16/22	6,426,311	(68,561)
LME Nickel Base Metal	19	04/14/22	2,648,905	1,012,204
LME Nickel Base Metal	19	05/16/22	5,166,995	(1,508,165)
LME Primary Aluminium	46	05/16/22	4,501,467	(491,290)
LME Primary Base Aluminium	45	04/14/22	3,505,826	413,235
LME Zinc Base Metal	42	04/14/22	3,813,629	609,496
LME Zinc Base Metal	62	05/16/22	6,349,953	163,922
Low Sulphur Gasoil	34	05/12/22	3,183,014	218,686
Mini VSTOXX®Index	1,933	04/20/22	7,595,773	(1,522,769)
Natural Gas	88	04/27/22	4,383,669	590,091
NY Harbor USLD	14	04/29/22	1,870,987	106,574
OMXS30 Index	367	04/13/22	8,180,430	(42,135)
RBOB Gasoline	2	04/29/22	277,500	(13,538)
S&P 500 E-Mini Index	378	06/17/22	80,945,886	4,685,289
S&P/TSX 60 Index	64	06/16/22	13,294,037	191,448
SET50 Index	2,204	06/29/22	13,315,245	163,292
Silver	26	05/26/22	3,286,667	(41,867)
Soybean	31	05/13/22	2,494,699	12,039
SPI 200 Index	34	06/16/22	4,736,761	20,296
Sugar No. 11	310	04/29/22	6,641,033	125,895
TurkDEX ISE 30	3,135	04/29/22	4,801,349	582,751
Wheat	27	05/13/22	1,342,925	17,875

Total				$7,781,274

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Amsterdam Exchange Index	(7)	04/14/22	$(1,121,260)	$(50)
CBOE Volatality Index	(40)	04/20/22	(949,073)	10,313
E-Mini Dow	(14)	06/17/22	(2,334,263)	(88,996)
Feeder Cattle	(11)	05/26/22	(901,808)	(13,805)
FTSE China A50 Index	(480)	04/28/22	(6,567,060)	(32,460)
FTSE/MIB Index	(101)	06/17/22	(13,169,657)	(464,912)
Hang Seng Index	(96)	04/28/22	(4,670,558)	61,926
IBEX 35 Index	(74)	04/14/22	(6,742,516)	(146,952)
KOSPI 200 Index	(81)	06/09/22	(6,034,283)	(75,552)
Live Cattle	(105)	06/30/22	(5,710,523)	(44,527)
LME Copper Base Metal	(9)	05/16/22	(2,257,060)	(77,203)
LME Copper Base Metal	(15)	04/14/22	(4,045,829)	156,141
LME Lead Base Metal	(98)	04/14/22	(5,977,236)	43,336
LME Lead Base Metal	(28)	05/16/22	(1,650,164)	(45,236)
LME Nickel Base Metal	(19)	04/14/22	(5,168,531)	1,507,420
LME Nickel Base Metal	(20)	05/16/22	(3,983,458)	132,058
LME Primary Aluminium	(43)	05/16/22	(3,809,130)	60,487
LME Primary Base Aluminium	(45)	04/14/22	(4,411,924)	492,863
LME Zinc Base Metal	(42)	04/14/22	(4,449,246)	26,121
LME Zinc Base Metal	(20)	05/16/22	(2,001,538)	(99,712)
MSCI EAFE E-Mini Index	(104)	06/17/22	(10,627,547)	(523,333)
MSCI EAFE E-Mini Index	(303)	06/17/22	(16,673,754)	(377,571)
NASDAQ 100 E-Mini Index	(7)	06/17/22	(1,882,452)	(199,173)
Nikkei 225 Index	(13)	06/09/22	(2,934,273)	(37,552)
Russell 2000 E-Mini Index	(214)	06/17/22	(21,697,484)	(412,996)
TOPIX Index	(46)	06/09/22	(7,426,740)	71,803
WTI Crude Oil	(1)	04/20/22	(108,165)	7,485

Total				$(70,077)

Total Futures Contracts				$7,711,197

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2022, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Morgan Stanley and Co.	IDR	19,800,000,000	USD	1,376,529	6/15/2022	$541
	USD	1,998,112	AUD	2,660,000	6/15/2022	5,116
	EUR	15,880,000	USD	17,452,885	6/15/2022	164,129
	MXN	188,250,000	USD	8,905,062	6/15/2022	435,118
	USD	20,876,238	EUR	18,727,000	6/15/2022	100,808
	USD	43,548,912	JPY	5,010,949,000	6/15/2022	2,307,469
	COP	25,872,000,000	USD	6,676,147	6/15/2022	110,363
	CAD	983,000	USD	772,674	6/15/2022	13,486
	CZK	262,000,000	USD	11,140,261	6/15/2022	629,635
	ZAR	146,440,000	USD	9,322,219	6/15/2022	605,363
	BRL	41,260,000	USD	8,531,033	5/3/2022	65,933
	AUD	100,000	USD	73,009	6/15/2022	1,916
	CAD	487,000	USD	387,050	6/15/2022	2,431
	CHF	4,315,000	USD	4,670,443	6/15/2022	14,012
	CZK	51,996,000	USD	2,257,885	6/15/2022	77,945
	EUR	12,430,000	USD	13,678,668	6/15/2022	110,972
	GBP	280,000	USD	365,919	6/15/2022	1,797
	HUF	1,221,400,000	USD	3,548,184	6/15/2022	91,781
	MXN	31,733,000	USD	1,493,303	6/15/2022	81,156
	PLN	13,533,000	USD	3,124,463	6/15/2022	72,854
	SEK	61,086,000	USD	6,432,012	6/15/2022	77,037
	USD	1,725,608	SEK	15,934,000	6/15/2022	27,753
	ZAR	1,034,000	USD	67,602	6/15/2022	2,496
	BRL	5,440,000	USD	1,051,441	4/4/2022	91,164
	GBP	10,710,000	USD	14,011,743	6/15/2022	53,407
	IDR	250,740,000,000	USD	17,361,861	6/15/2022	76,855
	MXN	73,750,000	USD	3,624,752	6/15/2022	34,415
	PLN	7,740,000	USD	1,782,506	6/15/2022	46,153
	USD	18,042,887	KRW	21,700,000,000	6/15/2022	192,532
	USD	1,539,179	NZD	2,220,000	6/15/2022	2,558
	BRL	35,820,000	USD	6,916,326	4/4/2022	607,224
	AUD	92,000	USD	66,184	6/15/2022	2,747
	USD	412,663	CHF	378,000	6/15/2022	2,298
	CLP	1,390,000,000	USD	1,701,960	6/15/2022	42,642
	USD	10,867,674	GBP	8,260,000	6/15/2022	20,042
	CAD	2,865,000	USD	2,257,658	6/15/2022	33,644
	COP	12,408,000,000	USD	3,233,439	6/15/2022	21,315
	USD	5,752,122	GBP	4,317,000	6/15/2022	82,724
	CAD	8,080,000	USD	6,287,698	6/15/2022	174,334
	GBP	6,260,000	USD	8,137,230	6/15/2022	83,857

TOTAL						$6,568,022

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Morgan Stanley and Co.	USD	1,827,037	EUR	1,662,000	6/15/2022	$(16,759)
	JPY	4,016,000,000	USD	34,019,743	6/15/2022	(966,994)
	USD	23,871,686	NZD	35,320,000	6/15/2022	(575,816)
	EUR	2,794,000	USD	3,114,658	6/15/2022	(15,040)
	USD	1,395,001	HUF	480,000,000	6/15/2022	(35,475)
	USD	6,134,333	INR	473,000,000	6/15/2022	(35,539)
	JPY	56,276,000	USD	489,081	6/15/2022	(25,914)
	USD	1,912,614	KRW	2,380,000,000	6/15/2022	(45,167)
	USD	575,364	MXN	12,163,000	6/15/2022	(28,113)
	USD	9,021,355	NOK	81,600,000	6/15/2022	(242,885)
	USD	17,382,912	SEK	166,200,000	6/15/2022	(326,611)
	USD	10,781,163	PLN	47,042,000	6/15/2022	(333,018)
	USD	4,879,686	AUD	6,702,000	6/15/2022	(141,765)
	USD	79,390	CAD	101,000	6/15/2022	(1,386)
	USD	1,070,783	CZK	25,183,000	6/15/2022	(60,519)
	USD	4,121,173	NOK	36,700,000	6/15/2022	(45,464)
	USD	1,260,153	SEK	12,211,600	6/15/2022	(41,060)
	USD	1,135,676	ZAR	17,840,000	6/15/2022	(73,748)
	NOK	218,800,000	USD	25,237,592	6/15/2022	(396,712)
	USD	8,597,696	BRL	41,260,000	4/4/2022	(68,459)
	USD	30,411	CAD	39,000	6/15/2022	(779)
	USD	4,437,683	CHF	4,105,000	6/15/2022	(18,792)
	USD	28,589	CZK	655,000	6/15/2022	(836)
	EUR	456,000	USD	508,082	6/15/2022	(2,203)
	USD	7,577,528	EUR	6,885,000	6/15/2022	(60,579)
	USD	966,869	GBP	739,000	6/15/2022	(3,640)
	USD	61,037	MXN	1,295,000	6/15/2022	(3,216)
	USD	4,347,762	SEK	41,472,000	6/15/2022	(71,307)
	USD	247,963	ZAR	3,766,000	6/15/2022	(7,345)
	USD	1,125,860	BRL	5,440,000	5/3/2022	(7,622)
	USD	7,196,881	GBP	5,501,000	6/15/2022	(27,432)
	USD	15,375,487	INR	1,192,000,000	6/15/2022	(173,113)
	USD	3,332,409	AUD	4,640,000	6/15/2022	(144,096)
	CHF	2,874,000	USD	3,137,546	6/15/2022	(17,471)
	USD	373,065	CLP	300,000,000	6/15/2022	(3,468)
	USD	3,068,084	COP	12,122,000,000	6/15/2022	(111,650)
	USD	2,865,075	CZK	64,972,000	6/15/2022	(53,679)
	GBP	301,000	USD	395,708	6/15/2022	(413)
	USD	3,013,082	NZD	4,480,000	6/15/2022	(87,847)
	USD	1,865,940	PLN	8,090,000	6/15/2022	(45,410)
	CAD	30,760,000	USD	24,607,941	6/15/2022	(7,431)
	CLP	1,530,000,000	USD	1,937,468	6/15/2022	(17,151)
	INR	1,291,000,000	USD	16,925,376	6/15/2022	(85,408)
	USD	2,264,905	CAD	2,843,000	6/15/2022	(8,803)
	USD	10,807,420	EUR	9,840,000	6/15/2022	(108,917)
	GBP	8,111,750	USD	10,808,380	6/15/2022	(155,440)
	USD	6,794,063	HUF	2,365,078,000	6/15/2022	(254,243)
	USD	27,324,785	JPY	3,356,000,000	6/15/2022	(295,988)
	USD	1,820,232	CHF	1,677,000	6/15/2022	(354)
	USD	2,815,824	MXN	59,750,000	6/15/2022	(148,722)
	USD	19,433,652	CZK	444,400,000	6/15/2022	(530,248)
	USD	2,013,413	HUF	695,974,000	6/15/2022	(60,700)

TOTAL						$(5,990,747)

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3 Month BBR(b)	1.250%	6/15/2023	AUD	275,970	$990,745	$(60,725)	$1,051,470
3 Month BA(c)	2.000	6/15/2023	CAD	249,160	1,196,383	(135,881)	1,332,264
1 Day SOFR(d)	0.000	6/15/2023	CHF	471,350	(1,345,264)	(2,126,736)	781,472
1 Day ESTRON(d)	0.000	6/15/2023	EUR	565,510	(112,732)	(739,296)	626,564
1 Day SONIO(d)	2.000	6/15/2023	GBP	274,070	(257,135)	(226,329)	(30,806)
3 Month STIBOR(d)	0.500	6/15/2023	SEK	2,876,230	1,486,631	—	1,486,631
1 Day SOFR(d)	1.750	6/15/2023	USD	882,400	3,246,703	(1,048,913)	4,295,616
0.250(d)	1 Day ESTRON	6/15/2024	EUR	262,870	(1,403,634)	85,027	(1,488,661)
1 Day SONIO(d)	2.000	6/15/2024	GBP	133,820	468,716	—	468,716
2.000(d)	1 Day SOFR	6/15/2024	USD	38,820	(363,646)	—	(363,646)
6 Month PRIBOR(d)	4.000	9/21/2027	CZK	482,200	248,741	(2,171,507)	2,420,248
6 Month BUBOR(d)	6.000	9/21/2027	HUF	5,849,770	277,096	(2,779,530)	3,056,626
1 Month TIIE(e)	0.000	9/21/2027	MXN	439,860	109,034	(1,429,029)	1,538,063
6 Month WIBOR(d)	4.500	9/21/2027	PLN	84,810	510,658	(2,584,645)	3,095,303
3 Month JIBAR(b)	7.500	9/21/2027	ZAR	447,020	(156,650)	(57,035)	(99,615)
3 Month BA(c)	2.500	6/15/2032	CAD	23,720	706,039	—	706,039
1 Day SOFR(d)	0.500	6/15/2032	CHF	23,030	1,007,558	—	1,007,558
1 Day ESTRON(d)	1.000	6/15/2032	EUR	151,360	(533,437)	(2,469,496)	1,936,059
1 Day SONIO(d)	1.750	6/15/2032	GBP	42,480	(374,227)	(400,291)	26,064
3 Month STIBOR(d)	1.500	6/15/2032	SEK	218,900	911,875	(41,828)	953,703
1 Day SOFR(d)	2.000	6/15/2032	USD	108,150	1,471,456	(716,205)	2,187,661
1.000(d)	1 Day ESTRON	6/15/2052	EUR	27,450	557,363	1,655,810	(1,098,447)
1.500(d)	1 Day SONIO	6/15/2052	GBP	20,700	352,715	454,969	(102,254)
2.000(d)	1 Day SOFR	6/15/2052	USD	33,580	62,452	577,650	(515,198)

TOTAL					$9,057,440	$(14,213,990)	$23,271,430

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2022.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Payments made annually.
(e)	Payments made monthly.

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBR	— Bank Bill Reference Rate
BUBOR	— Budapest Interbank Offered Rate
ESTRON	— Euro Short-Rerm Rate
EURIBOR	— Euro Interbank Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
LIBOR	— London Interbank Offered Rate
PRIBOR	— Prague Interbank Offered Rate
SOFR	— Secured Overnight Financing Rate
SONIO	— Sterling Overnight Index Average
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

GOLDMAN SACHS ALTERNATIVE FUNDS

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

B. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified, and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS ALTERNATIVE FUNDS

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

GOLDMAN SACHS ALTERNATIVE FUNDS

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

C. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

D. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2022:

MANAGED FUTURES STRATEGY FUND

Investment Type	Level 1	Level 2	Level 3

Assets
Investment Companies	$256,555,474	$—	$—

Derivative Type

Assets(a)
Forward Foreign Currency Contracts	$—	$6,568,022	$—
Futures Contracts	14,434,887	—	—
Interest Rate Swap Contracts	—	26,970,057	—

Total	$14,434,887	$33,538,079	$—

Derivative Type

Liabilities(a)
Forward Foreign Currency Contracts	$—	$(5,990,747)	$—
Futures Contracts	(6,723,690)	—	—
Interest Rate Swap Contracts	—	(3,698,627)	—

Total	$(6,723,690)	$(9,689,374)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS ALTERNATIVE FUNDS

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

GOLDMAN SACHS ALTERNATIVE FUNDS

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion, or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited their investments in commodity index-linked structured notes. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the income from investments in the Subsidiary was not “qualifying income”, in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deductions for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.